SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

       Filed by the Registrant    |X|

       Filed by a Party other than the Registrant    |_|

       Check the appropriate box:

       |_|   Preliminary Proxy Statement

       |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       |_|   Definitive Proxy Statement

       |X|   Definitive Additional Materials

       |_|   Soliciting Material Pursuant to Rule 14a-12

                        CNL HOSPITALITY PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

       Payment of Filing Fee (Check the appropriate box):

       |X|   No fee required.

       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:
                 _______________________________________________________________

             (2) Aggregate number of securities to which transaction applies:
                 _______________________________________________________________

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________

             (4) Proposed maximum aggregate value of transaction:
                 _______________________________________________________________

             (5) Total fee paid:
                 _______________________________________________________________

       |_|   Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount previously paid:
                 _______________________________________________________________

             (2) Form, Schedule or Registration Statement No.:
                 _______________________________________________________________

             (3) Filing Party:
                 _______________________________________________________________

             (4) Date Filed:
                 _______________________________________________________________

                        [GRAPHIC OMITTED]     CNL(TM)
                                              Hospitality Properties, Inc.
                                              CNL Center at City Commons
                                              450 South Orange Avenue
                                              Orlando, Florida 32801-3336
                                              tel (407) 650-1000 (866) 650-0650
                                              fax (407) 423-2894
                                              www.cnlonline.com

M e m o r a n d u m                           Mailing Address:
                                              P.O. Box 4920
                                              Orlando, FL 32802-4920


To:     Stockholders of CNL Hospitality Properties, Inc.

From:   CNL Hospitality Properties, Inc.

CC:     Financial Advisors

Date :  July 20, 2004

Re:     ANNUAL MEETING ADJOURNED TO
        JULY 30, 2004

--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of CNL Hospitality Properties, Inc. has been adjourned until July 30, 2004. The vote of all stockholders, large and small, is important to help us reach the required vote.

According to our latest records, we have not received your voting instructions for this important meeting. WE URGE YOU TO TAKE A FEW MOMENTS OF YOUR TIME TO VOTE YOUR SHARES. Please vote today to avoid unnecessary solicitation costs to the Company.

You may use one of the following simple methods for promptly providing your voting instructions:

       1. VOTE BY TELEPHONE. CALL 1-888-216-1367 USING A TOUCH-TONE TELEPHONE. HAVE YOUR PROXY CARD READY, INCLUDING THE CONTROL NUMBER LOCATED IN THE SHADED BLACK BOX ON THE RIGHT SIDE OF THE PROXY CARD. FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

       2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTENOW.COM/CHP. HAVE YOUR PROXY CARD READY, INCLUDING THE CONTROL NUMBER LOCATED IN THE SHADED BLACK BOX ON THE RIGHT SIDE OF THE PROXY CARD. FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR COMPUTER SCREEN.

       3. VOTE BY MAIL. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

The Board of Directors recommends that you vote "FOR" each of the proposals to be considered and voted on at the Annual Meeting.

If you have any questions or for assistance voting your shares, please call our information agent, D.F. King & Co., Inc., toll free at 1-800-758-5880.

Thank you for your cooperation and continued support.